UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): June 30, 2018

MIMEDX GROUP, INC.

(Exact name of registrant as specified in charter)

Florida	001-35887	26-2792552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 West Oak Commons Ct, NE Marietta, GA		30062
(Address of principal executive offices)		(Zip Code)

(770) 651-9100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 2, 2018, MiMedx Group, Inc. (the “Company”) announced the resignation of Parker H. “Pete” Petit as Chief Executive Officer and Chairman of the Company’s Board of Directors (the “Board”), effective as of June 30, 2018. Mr. Petit continues to serve as a director of the Board.

The Company also announced the resignation of William C. Taylor as President and Chief Operating Officer of the Company and as a director of the Board, effective as of June 30, 2018.

These resignations are based on the Board of Directors’ business judgement regarding the Company’s leadership and direction, and arise, in part, from information the Audit Committee has identified through its previously announced independent investigation. This investigation is ongoing and there may be other actions taken based, at least in part, on information from the investigation.

Charles R. Evans, the Company’s lead director, has been appointed Chairman of the Board.

The Board appointed David Coles to serve as the Company’s Interim Chief Executive Officer, effective as of July 2, 2018. Mr. Coles, 53, is a Managing Director with Alvarez & Marsal (“A&M”) where he has been employed since 1997. He has extensive experience helping better position companies for long-term success either through interim C-suite or advisory roles. Throughout his career, Mr. Coles has worked closely with executive teams at both public and private companies across a range of industries to drive business performance improvement and preserve and enhance shareholder value. Mr. Coles has served as CRO of Walter Investment Management, Inc. from June 2017 through February 2018, and as interim CEO of Campus Crest Communities, Inc. from May 2015 through January 2016. Mr. Coles served as well as an adviser to M*Modal Inc. from October 2013 through August 2014, as CFO of PHH Corp from March 2011 through May 2012, as CFO of Lehman Brothers Holdings Inc. from September 2008 through February 2009, as CFO & CRO of Leiner Health Products Inc. from January 2001 through April 2002, and as COO of Applica, Inc. from October 2005 through May 2006.

Item 7.01 Regulation FD Disclosure.

On June 2, 2018, the Company issued a press release announcing the leadership changes described in Item 5.02 above. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	MiMedx Group, Inc. Press Release, dated July 2, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

Dated: July 2, 2018

	By	/s/ Alexandra O. Haden
Alexandra O. Haden
General Counsel & Secretary